Annual Shareholders Meeting
April 30, 2010

Forward-looking statement
● The Corporation has made, and may continue to make, certain forward-looking statements with respect to
 its financial conditions and results of operations.
● Many factors could affect future financial results, including without limitation: asset quality and the impact
 of adverse changes in the economy and in credit or other markets and resulting effects on credit risk and
 asset values; acquisition and growth strategies; market risk; changes or adverse developments in
 economic, political, or regulatory conditions; a continuation or worsening of the current disruption in credit
 and other markets, including the lack of or reduced access to, and the abnormal functioning of, markets for
 mortgages and other asset-backed securities and for commercial paper and other short-term borrowings;
 changes in the levels of Federal Deposit Insurance Corporation deposit insurance premiums and
 assessments; the effect of competition and interest rates on net interest margin and net interest income;
 investment strategy and income growth; investment securities gains and losses; declines in the value of
 securities which may result in charges to earnings; changes in rates of deposit and loan growth or a
 decline in loans originated; balances of risk-sensitive assets to risk-sensitive liabilities; salaries and
 employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and
 liquidity strategies and other financial and business matters for future periods.
● Do not unduly rely on forward-looking statements. You can identify forward-looking statements by the use
 of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,”
 “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are
 intended to identify forward-looking statements.
● These statements are not guarantees of future performance and are subject to risks, uncertainties and
 other factors, some of which are beyond our control and difficult to predict and could cause actual results
 to differ materially from those expressed or forecasted in the forward-looking statements. The Corporation
 undertakes no obligation, other than as required by law, to update or revise any forward-looking
 statements, whether as a result of new information, future events or otherwise.

Today’s meeting
• Tape recorders and cameras are not permitted
 in the meeting.

• The display of placards and signs is prohibited.

• Please be considerate of others -- silence or
 turn off your cell phone during the meeting.

• Any questions and comments should be
 directed to the chairperson of the meeting
 during the Question and Answer period.
 Please remember to state your name prior to
 asking your question.

Annual Shareholders Meeting
April 30, 2010

Scott Smith
Chairman and CEO
Welcome and Opening Remarks

Today’s agenda
• Business Meeting
 – Proposals:
 • Election of directors
 • Approval of management compensation
 • Ratification of appointment of independent auditor
 – Introductions
 – Results of Voting
 – Conclusion of Business Meeting
• Management Presentation
• Questions and Answers

www.fult.com

Annual Shareholders Meeting
April 30, 2010

Board of Directors

Jeffrey G. Albertson, Esq.

John M. Bond, Jr.

Donald M. Bowman, Jr.

Dana A. Chryst

Hon. Craig A. Dally

Patrick J. Freer

Rufus A. Fulton, Jr.

George W. Hodges

Willem Kooyker

Donald W. Lesher, Jr.

John O. Shirk, Esq.

Gary A. Stewart

Phil Wenger

Senior Management

Charlie Nugent

Jim Shreiner

Craig Hill

Craig Roda

Scott Kintzing

CEOs and Presidents

Jill Carson

Dick Grafmyre

Dave Hanson

Steve Miller

Curt Myers

Gerry Nau

John Scaldara

Angela Snyder

Randy Taylor

Mike Wimer

Report of Judge of Election

Annual Shareholders Meeting
April 30, 2010

Management Presentation

Forbes Magazine
• Fulton Financial named one of the nation’s
 “100 Most Trustworthy Companies”
• Selected from over 8,000 publicly held
 companies
• The only bank included in
 Large-Cap or Mid-Cap
 company lists
• One of only four banks
 on entire list

The Fulton Financial Team

Management Presentation

Milestones of 2009

Protecting the company
• Preserving capital
 through uncertain
 and unstable times

Quarterly cash dividend
• Very important to
 shareholders
• Needed to retain more
 earnings
• Reduced, but
 preserved, the dividend
• Look to increase this in
 the future

Reducing expenses
• 2007/2008 consolidations =
 2009 benefits

Maryland mergers

Fulton Financial Corporation - 2010

Weathering the storm
• Increased FDIC
 assessment
• Significant stock
 price decrease
• Loan losses beyond
 our historical
 performance

Loan quality
• Credit issues - major challenge in 2009
• Worked to
 address issues early
• Managing commercial
 real estate portfolio
 carefully

Loan activity
• We are lending!
• Some credit-worthy
 customers did not
 want to borrow
• Despite this,
 loans increased slightly

Customer experience
WE WILL:
• Care
• Listen
• Understand
• Deliver

Measurement
• A variety of measurement systems in
 place
• Measure key drivers of customer
 satisfaction
• Strong results, and working to make
 them even stronger

Market share growth
• Market share increased in
 36 out of 53 counties served
 in our five-state market

• Market share increased
 in 27 out of 31 counties served
 in PA, MD, and DE

Market share growth
Due to:
• Superior customer experience
• Business development efforts
• Customer segmentation
• Marketing/promotions

Our Brand: Listening is just the beginning.
COMMUNITY BANKING
SMALL BUSINESS
HIGH NET WORTH
RETAIL BANKING

Investments in our future
• Completion of major
 technology initiatives

• Creation of the
 “School of Promise”

• New branches opened

• Added focus on small business

• Relationship rewards

Milestones of 2009

Special Video Presentation
“My Journey”
Words from our employees

Milestones of 2009

Management Presentation

Headed in the right direction
December 31, 2009:
♦ Gain of $53.8 million (31 cents per share)

Stock price
4/30/09
$6.50
4/28/10
$10.95
Source: Yahoo! Inc.

First quarter 2010 earnings
Net income:
• Up 18 percent
 over previous
 quarter
• Up 178 percent
 over first
 quarter of
 2009

Capital
FFC with Cap. Purch.
14.70%
11.90%
9.70%
6.30%
Tangible Common Equity
Leverage Capital
Tier 1 Risk-Based Capital
Total Risk-Based Capital
Ratio:
 5.00%
 6.00%
10.00%
Regulatory Well
Capitalized
FFC without Cap. Purch.
11.80%
9.00%
7.30%
6.30%

Management Presentation

Questions and answers
Please remember to:
• Use the microphones in front of room
• Ask only one question to give other
 shareholders a chance
• State your name before you ask your
 question

Annual Shareholders Meeting
April 30, 2010

Fulton Financial Corporation

Fulton Financial Corporation




FULTON FINANCIAL CORPORATION
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DJIA EOD 11045.27 53.28
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Listening is just the beginning.
To consistently provide value to our customers, shareholders, employees, and communities... that's the Fulton Financial way.
Fulton Financial Corporation is proud to offer a variety of financial services throughout our eight affiliate banks in Pennsylvania, Maryland, Delaware, New Jersey, and Virginia.
2009 Annual Report
"The 3,900 members of our team have been the key to ensuring that this company continues to move forward, and I am very grateful for their hard work and support."
– R. Scott Smith., Jr., Chairman and CEO
Learn More

FULTON FINANCIAL

CORPORATION

FULTON FINANCIAL CORPORATION



























FULTON FINANCIAL

CORPORATION











FULTON FINANCIAL

CORPORATION





















FULTON FINANCIAL

CORPORATION



Scott Smith

Chairman and CEO

Forbes.com

100 MOST TRUSTWORTHY COMPANIES 2010





Scott Smith

Chairman and CEO



Phil Wenger

President and COO




COMMON STOCK
PREFERRED STOCK
This Certifies that





Maryland
WASHINGTON
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
ANNE ARUNDEL
PRINCE GEORGES
CECIL
The Columbia Bank
Hagerstown Trust
The Peoples Bank of Elkton

- The Bank
- The Columbia Bank
- Delaware National Bank
- FNB Bank, N.A.
- Fulton Bank, N.A.
- Lafayette Ambassador Bank
- Skylands Community Bank
- Swineford National Bank



Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
BERKS
LEBANON
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
YORK
FRANKLIN
DELAWARE
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
NEW CASTLE
KENT
SUSSEX
Delaware
WASHINGTON
Maryland
CECIL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
ANNE ARUNDEL
PRINCE GEORGES
FAIRFAX
MANASSAS
PRINCE WILLIAMS
Virginia
RICHMOND
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

Fulton Financial Advisors
Making Success Personal.

Fulton Mortgage Company




Loan Application




SUPPORT
SERVICE
CLIENT
ADVICE
CARE
HELP






The Bank


The Bank


SCHOOL OF PROMISE

FULTON FINANCIAL CORPORATE UNIVERSITY

NOW ENROLLING!



Phil Wenger
President and COO



Phil Wenger

President and COO



Scott Smith

Chairman and CEO





12
10
8
6
4
May 09
Jul 09
Sep 09
Nov 09
Jan 10
Mar 10





Scott Smith

Chairman and CEO

FULTON FINANCIAL

CORPORATION